nexus
BioPharma Inc.

The Intersection of Obesity and Diabetes

Nexus BioPharma, Inc.
JLABS @ TMCx
2450 Holcombe Blvd.
Houston, Texas 77021

Second Quarter 2017





nexus BioPharma Inc.

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, which are intended to be covered by the safe harbor created thereby. You can identify forward-looking statements by words such as "anticipates," "expects," "intends," "plans," "projects," "believes," "estimates," and similar expressions. Specifically, statements regarding Nexus' future business, including any revenue projections, costs, earnings or other financial items, as well as statements relating to the objectives of management and other business plans, including anticipated new products and investments, are forward looking statements. These forward-looking statements are not guarantees of future performance but are rather based upon management's current expectations and assumptions as to future events that may not prove to be accurate. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to: the demand for weight loss therapeutics; the growth of the markets addressed by our products; the demand for and market acceptance of our products; our ability to successfully compete in the markets in which we do business; our ability to successfully address the cost structure of our products; the ability to develop and implement new technologies and to obtain protection for the related intellectual property; and our ability to realize financial and strategic benefits of past and future transactions. Other factors that could cause actual results to differ materially from those described in the forward-looking statements include other economic, business, competitive and/or regulatory factors affecting Nexus' business generally. These risks and uncertainties, and others, that relate to Nexus' business and financial condition are detailed from time to time in Nexus' Securities and Exchange Commission filings. These forward-looking statements are made only as of the date indicated, and Nexus disclaims any obligation to update or revise the information contained in any forward-looking statements, whether as a result of new information, future events or otherwise.

nexus BioPharma Inc.

Increased Metabolism

At the “Nexus” of Metabolic and Tumor Suppressor Pathways

Nexus BioPharma is
Developing New Pharmaceutical That Helps People to:

- **Lose Weight**
  - Selectively Target Visceral Adipose (“Belly Fat”)
- **Prevent or Delay the Onset of Type 2 Diabetes**
  - Improve Blood Chemistry
    - Lowers: Blood Glucose, Cholesterol, Insulin, Insulin Resistance, Triglycerides
- **Protect Against Cancer**
  - Activates Anti-Cancer Pathway
- **Protect Against Neurodegenerative Diseases**
  - Works Through Metabolic Pathway and Directly

Human Beings Versus Obesity

Two Strikes Against Us - Nature *and* Nurture

Nature

Humans were Designed by Evolution for Hunter-Gatherer Subsistence Diet, Not Over-Nutrition

Nurture

Eating is a Social, Family, Cultural, "Comfort" Activity that We are Conditioned to Enjoy







Consequences: Diabetes, Heart Disease, Cancer, Premature Aging, Hypertension

Fastest Growing Medical Market

Dangerously Underserved

Trends in overweight, obese and extremely obese adults aged 20-74 years, 1960 – The Present



40
30
20
10
0
Percent
Overweight
Obese
Extremely obese
Up 70% in 30 years
Up 70% in 10 years

-200 million adults in the U.S. (68% of the adult population) are categorized as overweight or obese

-Total annual healthcare costs for treating obese adults now exceeds $150 billion

-Obesity is the leading cause of type 2 diabetes, disability, heart disease, morbidity, and mortality

-112,000 deaths in the U.S. annually result from obesity.

BMI > 50 increased *120 percent* between 2000-2010

Source: Medtech Insight

Current Pharmaceutical Therapies

Current Focus on Brain (Suppressing Hunger or Inducing Satiety) Has NOT Been Successful



Neural and Hormonal Mediators of Hunger and Satiety Signals
CNTF
CB
OX
MCH
NPY
NE
5-HT
Leptin
PYY
CCK
Orexigenic
Anorexigenic
Energy homeostasis
= Suppresses appetite
= Stimulates appetite
5-HT = Serotonin.
AgRP = Agouti-related protein.
α-MSH = Alpha-melanocyte-stimulating hormone.
CART = Cocaine- and amphetamine-regulated transcript.
CB = Cannabinoids.
CCK = Cholecystokinin.
CNTF = Ciliary neurotrophic factor.
FGF-21 = Fibroblast growth factor 21.
GHS = Ghrelin.
GLP-1 = Glucagon like peptide-1.
NE = Norepinephrine.
NPY = Neuropeptide Y.
OX = Orexin.
PYY = Peptide YY.
MCH = Melanin-concentrating hormone.
© 2013 DR/Decision Resources, LLC
Source: Decision Resources



Hypothalamic Structures of the Brain Involved in Food Intake Regulation
Hypothalamus
AgRP
NPY
α-MSH
NPY/AgRP neuron
Arcuate nucleus
POMC/CART neuron
Leptin
Ghrelin
Insulin
Colon
Stomach
Pancreas
Adipose tissue
Suppresses appetite
Stimulates appetite
AgRP = Agouti-related protein.
α-MSH = Alpha-melanocyte-stimulating hormone.
CART = Cocaine- and amphetamine-stimulated transcript peptide.
NPY = Neuropeptide Y.
POMC = Pro-opiomelanocortin peptide.
PYY_{3-36} = Peptide YY_{3-36}.
© 2013 DR/Decision Resources, LLC
Source: Decision Resources

Dangerous Cardiac and Psychiatric Side Effects

nexus BioPharma Inc.

Essential Target: AMPK

The Master Regulator of Energy Balance in All Eukaryotic Cells Is Essential For Human Health



AMPK
α
β
γ
Aging
•Mimics diet restriction
•↑lifespan
•mTOR signaling
Cardiovascular dis.
•Cardiac hypertrophy
•Ischemia-reperfusion
Malignancy
•Akt
•mTOR
Neurodegeneration
•Vascular remodel.
•Apoptosis
•Leptin
•O-GlcNAc
Diabetes
Metformin
UCP-2
AICAR

Our Opportunity:
Burn Fat
While Enjoying a More Normal Diet



Increase Energy Expenditure/ Metabolism
Activated AMPK Pathway- Biologic Rationale Established
Target identified: Inhibit Fyn Kinase ➔LKB-1 ➔AMPK
Drug Target Pharmaceutically Validated

Our Team

Warren C. Lau, President & CEO

Founder, President & CEO Mast Therapeutics (MSTX-NYSEMKT), Opexa Therapeutics (OPXA-NASDAQ), and MetaStat, Inc. (MTST-OTCBB)

Jeffrey Pessin, Ph.D., Chair, Scientific and Clinical Advisory Board

Judy R. & Alfred A. Rosenberg Professorial Chair in Diabetes Research and Director of the Diabetes Research Center, Department of Medicine at the Albert Einstein College of Medicine. Professor in the Departments of Medicine (Endocrinology) and Molecular Pharmacology. Director of the Einstein-Mount Sinai Diabetes Research Center

Dan Einhorn, M.D., Clinical Advisory Board

Medical director of the Scripps Whittier Diabetes Institute, Clinical Professor of Medicine at UC San Diego, President of Diabetes and Endocrine Associates, and Associate Editor of the Journal of Diabetes. Trustee and Past-President of the American College of Endocrinology (ACE), Founding Member and Current Regent of the ACE Foundation, and Past-President of the American Association of Clinical Endocrinologists (AACE)

Helen Stefanovic, Director of Regulatory Affairs

Manager, Science Policy, Corporate Strategic Planning and Policy at Pfizer Inc, World Headquarters. Previously Project Leader, Regulatory Affairs, Bristol-Myers Squibb Canada. Previously Regulatory Affairs at Sandoz, Canada

Fyn Knockout Mice Have Lower Fat Volume

3D micro-CT


WT
5mm
Visceral
Fat
SubQ
Fat
Fyn-/-
5mm
3000
2500
2000
1500
1000
500
0
Fat Volume (mm3)
P<0.05

Note that the fyn null mice have selectively decreased visceral fat versus subcutaneous fat

Fyn Knockout Mice Have Increased Energy Expenditure


4500
4000
3500
3000
2500
2000
VO_2 (mg/Kg/hr)
WT
Fyn-/-


1.4
1.2
1
0.8
0.6
0.4
0.2
0
EE (Kcal/hr)
p=0.0048
WT Fyn-/-
Light period
WT Fyn-/-
Total (24h)

Fyn Knockout Mice Have Increased Insulin Sensitivity

Fyn-/- mice have increased insulin sensitivity in muscle and adipose tissue

WAT


Glucose uptake (mmol/kg/min)
0.25
0.20
0.15
0.10
0.05
0.00
WT
Fyn-/-

Muscle


Glucose uptake (mmol/kg/min)
0.60
0.50
0.40
0.30
0.20
0.10
0.00
WT
Fyn-/-

Fyn Knockout Mice Have Reduced Fat Cell Size

Fyn-/- mice have reduced adipocyte cell size


X10
X10

WT | Fyn-/-

nexus BioPharma Inc.

Acute Pharmacological Inhibition of Fyn Kinase

Increases AMPK phosphorylation & activation via activation of LKB-1

- Increases energy expenditure
- Increase insulin sensitivity
- Increases fatty acid oxidation
- Decrease plasma and tissue lipids
- Lowers Cholesterol
- Decreases fat mass and spares lean mass

Structure Based Virtual Screening




polar
acidic
basic
greasy
proximity contour
sidechain acceptor
sidechain donor
backbone acceptor
backbone donor
ligand exposure
solvent residue
metal complex
solvent contact
metal contact
receptor contact
arene-arene
arene-H
arene-cation

Progressed to Cell-Based Screening for Candidate Compounds

Almost 100 Candidate Compounds Representing 8 Compound Libraries

nexus BioPharma Inc.

The Cancer Side of Our Story

LKB-1 Dependent Signaling


STRAD
MO25
LKB1
SnRK
NUAKs (Ark5/Snark)
SADs (BRSKs)
MARKs (hPar-1)
SIKs
AMPKα
β
γ
?
MYPT1?
tau
MAP2/4
Par-3
Dvl
KSR1
CRTC2
HDAC5
p300
IRS1
FOXO3
HNF4α?
AREBP?
PGC-1α?
ACC1/2
HMGR
PFKFB3
TBC1D1
Raptor
TSC2
p53?
p27?
Cell Polarity
Transcriptional control of metabolism
Acute metabolic changes
Cell Growth

MARK / SAD / SIK substrates

Tau	Ser262	KSKIGSTENL
MAP4	Ser1000	VSKKVSYSHI
Par-3	Ser889	LKKSSSLESL
Dvl2	Ser252	LERTSSFSSV
KSR1	Ser404	LRRTESVPSDL
CRTC2	Ser171	LNRTSSDSAL
HDAC5	Ser259	LRKTASEPNL
P300	Ser89	LLRSGSSPNL
IRS1	Ser789	LRLSSSSGRL

AMPK substrates

FOXO3a	Ser413	MQRSSSFPYT
HNF4a	Ser304	IKRLRSQVQV
AREBP	Ser470	AHRSKSHPAL
TBC1D1	Ser231	MRKSFSQPGL
ACC1/2	Ser80/222	IRSSMSGLHL
HMGR	Ser862	MIHNRSKINL
PFKFB3	Ser461	LMRRNSVTPL
Raptor	Ser792	MRRASSYSSL
TSC2	Ser1385	LSKSSSSPEL

Activated LKB-1 functions as a major tumor suppressor.

Activation of AMPK by LKB1 suppresses growth and proliferation when energy and nutrient levels are scarce.

Activation of AMPK-related kinases by LKB1 plays vital roles maintaining cell polarity thereby inhibiting inappropriate expansion of tumor cells.

The Nexus fat burning drug may likely decrease the incidence of cancer in patients taking the drug

nexus BioPharma Inc.

The Alzheimer's Side of Our Story

Fyn Inhibition Rescues Established Memory and Synapse Loss in Alzheimer Mice

Adam C. Kaufman, BS, Santiago V. Salazar, BS, Laura T. Haas, BS, Jinhee Yang, PhD, Mikhail A. Kostylev, BS, Amanda T. Jeng, BS, Sophie A. Robinson, Erik C. Gunther, PhD, Christopher H. van Dyck, MD, Haakon B. Nygaard, MD, PhD, and Stephen M. Strittmatter, MD, PhD

"Currently no effective disease-modifying agents exist for the treatment of Alzheimer disease (AD). The Fyn tyrosine kinase is implicated in AD pathology triggered by amyloid-ß oligomers (Aßo) and propagated by Tau. Thus, Fyn inhibition may prevent or delay disease progression……"

ANN NEUROL 2017;00:000–000

The compound used in this study, AZD-0530 a non-specific SRC family kinase inhibitor efficient at inhibiting Fyn, was tested in over 1,000 subjects in over 20 human clinical trials. None of the trials was suspended due to tox issues.


ß/γ-secretases
APP
vesicular traffic
Aß
Presynaptic
Physiological
Synaptic
Glutamate
Aß oligomer
PrP
mGluR5
NMDA-R
NR2B
Postsynaptic
PSD
Fyn
Endocytic traffic
Gq/11
Ca++
Dendritic Tau
pTau
Protein Translation
Synaptic Dysfunction and Dendritic Spine Retraction

Figure 1 mGluR5 couples amyloid-beta oligomer–cellular prion protein to post-synaptic signaling. Schematic illustrating a central role of Fyn in amyloid-beta oligomer (Aβo) signaling. Binding of Aβo to cellular prion protein (PrP^C) triggers mGluR5-dependent signaling events. Proteins are clustered in the post-synaptic density (PSD) and alter *N*-methyl-D-aspartate receptor (NMDA-R) function, calcium and protein translation. Tau plays a role in localizing Fyn and is a Fyn substrate. The net result of aberrant PrP^C–mGluR5–Fyn signaling is synaptic malfunction and loss. Aβ, amyloid-beta; APP, amyloid precursor protein; PrP, prion protein.

nexus BioPharma Inc.

The Anti-Aging Side of Our Story

AMPK Activation of Muscle Autophagy Prevents Fasting-Induced Hypoglycemia and Myopathy during Aging

Adam L. Bujak, Justin D. Crane, James S. Lally, Rebecca J. Ford, Sally J. Kang, Irena A. Rebalka, Alex E. Green, Bruce E. Kemp, Thomas J. Hawke, Jonathan D. Schertzer, Gregory R. Steinberg

"These findings establish an essential requirement for skeletal muscle AMPK-mediated autophagy in preserving blood glucose levels during prolonged fasting as well as maintaining muscle integrity and mitochondrial function during aging."


Fasting
Aging
AMPK
Ser555
Ulk1
Ser757
Mitophagy
mTOR
Autophagy
Muscle
Alanine
Improved
muscle function
with aging
Gluconeogenesis

Cell Metabolism Volume 21, Issue 6, p883–890

Current Development Stage and Future Capital Needs

	Current Financing	Up-Listing Financing	Secondary Financing or Joint Venture	Exit
Capital Requirements	$2.5 MM	$10 MM	$50 MM	$100 MM

Timing Complete Complete 6-9 mths 9-12 mths 1 year 2 years 2 years



Identify Target
Validate Target
Identify Lead
Optimize Lead
Preclinical Testing
Phase I
Phase II
Phase III
File and Launch

- FYN-/-
- Pharmaceutical (SU6656) validation of target
- Biofocus Program
- Medicinal chemistry
- Obesity and T2D Study
- Alzheimer's study
- 3 studies
  - Animal tox studies
  - *In vitro* and *in vivo*
- 3 studies
  - PK/PD
  - Safety and toxicology
  - Dose escalation
- 2 studies
  - Dose finding
  - Proof of Concept
- 3 studies
  - 2 replicate studies
  - 1 CV safety study

Use of $2.5MM Proceeds

Through 06/30/2018

BioFocus LLP	
Hi-Throughput and Cell Based Selectivity Screen	$292,500
Molecular Lead Optimization Studies	$ 97,500
Medicinal Chemistry	$ 66,000
Animal Study – Obesity	$ 41,000
Animal Study – Alzheimer's Disease	$ 60,000
Animal Toxicity Studies 1 & 2	$200,000
Intellectual Property	
David Clough, Ph.D., Morgan Lewis & Bockius LLP	$182,500
Corporate, SEC, and Audit	
Sichenzia Ross Ference Kesner LLP	$265,000
MaloneBailey LP	$ 80,000
General and Administrative	
Salaries, Consultants, Office, Travel	$498,750
License Costs (Albert Einstein College of Medicine)	$ 90,000
	$1,873,250
Working Capital	$ 626,750

nexus
BioPharma Inc.

Summary

Clear unmet need for treatment of Obesity, the most economically important global disease

-Emerging and developed market opportunity
-Evidence of cancer prophylaxis (AMPK) and new targets for cancer diagnostic and therapeutic products (LKB1)
-Possible additional opportunities (neurodegenerative disease, sarcopenia)

Clear physiologic targets identified

-Mechanism of action understood
-IP around target
-Work progressing to identify and optimize a molecular modality to inhibit pathway

Identification of a safe fyn kinase inhibitor that will selectively and actively impact LKB-1 and AMPK will generate significant returns for Nexus BioPharma, Inc. investors